Exhibit 99.2

Focus Financial Partners Inc. Fourth Quarter & Full Year 2020 Earnings Release Supplement February 18, 2021

2 Disclaimer Special Note Regarding Forward - Looking Statements Some of the information in this presentation may contain forward - looking statements . Forward - looking statements give our current expectations, contain projections of results of operations or of financial condition, or forecasts of future events . Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “continue,” “will” and similar expressions are used to identify forward - looking statements . They can be affected by assumptions used or by known or unknown risks or uncertainties . Consequently, no forward - looking statements can be guaranteed . When considering these forward - looking statements, you should keep in mind the risk factors and other cautionary statements in this presentation . Actual results may vary materially . You are cautioned not to place undue reliance on any forward - looking statements . You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties . Factors that could cause our actual results to differ materially from the results contemplated by such forward - looking statements include the impact and duration of the outbreak of the novel coronavirus, fluctuations in wealth management fees, our reliance on our partner firms and the principals who manage their businesses, our ability to make successful acquisitions, unknown liabilities of or poor performance by acquired businesses, harm to our reputation, our inability to facilitate smooth succession planning at our partner firms, our inability to compete, our reliance on key personnel, our inability to attract, develop and retain talented wealth management professionals, our inability to retain clients following an acquisition, write down of goodwill and other intangible assets, our failure to maintain and properly safeguard an adequate technology infrastructure, cyber - attacks, our inability to recover from business continuity problems, inadequate insurance coverage, the termination of management agreements by management companies, our inability to generate sufficient cash to service all of our indebtedness, the failure of our partner firms to comply with applicable U . S . and non - U . S . regulatory requirements, legal proceedings and governmental inquiries and certain other factors . All forward - looking statements are expressly qualified in their entirety by the foregoing cautionary statements . Our forward - looking statements speak only as of the date of this presentation or as of the date as of which they are made . Except as required by applicable law, including federal securities laws, we do not intend to update or revise any forward - looking statements . Non - GAAP Financial Measures Adjusted EBITDA is a non - GAAP measure . Adjusted EBITDA is defined as net income (loss) excluding interest income, interest expense, income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, depreciation and other amortization, non - cash equity compensation expense, non - cash changes in fair value of estimated contingent consideration, gain on sale of investment, loss on extinguishment of borrowings, other expense/income, net, impairment of equity method investment, management contract buyout, delayed offering cost expense and other one time transaction expenses . We believe that Adjusted EBITDA, viewed in addition to and not in lieu of, our reported GAAP results, provides additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following : ( i ) non - cash equity grants made to employees or non - employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time ; stock - based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods ; the non - cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired ; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance . We use Adjusted EBITDA ( i ) as a measure of operating performance, (ii) for planning purposes, including the preparation of budgets and forecasts, (iii) to allocate resources to enhance the financial performance of our business, and (iv) to evaluate the effectiveness of our business strategies . Adjusted EBITDA does not purport to be an alternative to net income (loss) or cash flows from operating activities . The term Adjusted EBITDA is not defined under GAAP, and Adjusted EBITDA is not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP . Therefore, Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP . Some of these limitations are : ( i ) Adjusted EBITDA does not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs, and (iii) Adjusted EBITDA does not reflect the interest expense on our debt or the cash requirements necessary to service interest or principal payments . In addition, Adjusted EBITDA can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments . We compensate for these limitations by relying also on the GAAP results and using Adjusted EBITDA as supplemental information . We analyze our performance using Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share . Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are non - GAAP measures . We define Adjusted Net Income Excluding Tax Adjustments as net income (loss) excluding income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, non cash equity compensation expense, non cash changes in fair value of estimated contingent consideration, gain on sale of investment, loss on extinguishment of borrowings, management contract buyout, if any, delayed offering cost expense and other one time transaction expenses . The calculation of Adjusted Net Income Excluding Tax Adjustments also includes adjustments to reflect a pro forma 27 % income tax rate reflecting the estimated U . S . Federal, state, local and foreign income tax rates applicable to corporations in the jurisdictions we conduct business . We believe that Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share, viewed in addition to and not in lieu of, our reported GAAP results, provide additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following : ( i ) non - cash equity grants made to employees or non - employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time ; stock - based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods ; the non - cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired ; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance . Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not purport to be an alternative to net income (loss) or cash flows from operating activities . The terms Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are not defined under GAAP, and Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP . Therefore, Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP . Some of these limitations are : ( i ) Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not reflect changes in, or cash requirements for, working capital needs, and (iii) Other companies in the financial services industry may calculate Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share differently than we do, limiting its usefulness as a comparative measure . In addition, Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments . We compensate for these limitations by relying also on the GAAP results and use Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share as supplemental information . To supplement our statements of cash flows presented on a GAAP basis, we use non - GAAP liquidity measures on a trailing 4 - quarter basis to analyze cash flows generated from our operations . We consider Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation to be liquidity measures that provide useful information to investors about the amount of cash generated by the business and are two factors in evaluating the amount of cash available to pay contingent consideration, make strategic acquisitions and repay outstanding borrowings . Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation do not represent our residual cash flow available for discretionary expenditures as they do not deduct our mandatory debt service requirements and other non - discretionary expenditures . We define Adjusted Free Cash Flow as net cash provided by operating activities, less purchase of fixed assets, distributions for unitholders and payments under tax receivable agreements (if any) . We define Cash Flow Available for Capital Allocation as Adjusted Free Cash Flow plus the portion of contingent consideration paid which is classified as operating cash flows under GAAP . Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation are not defined under GAAP and should not be considered as alternatives to net cash from operating, investing or financing activities . In addition, Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation can differ significantly from company to company .

Table of Contents 3 Pages Long - Term Growth Trends 4 - 8 Fourth Quarter 2020 Recap 9 - 13 Full Year 2020 Recap 14 - 23 First Quarter 2021 Outlook 24 - 25 Connectus 26 - 27 Leverage 28 - 31 Cash Flows 32 - 34 Appendix 35 - 39

Long - Term Growth Trends 4

$45.9 $46.7 $45.8 $57.8 $68.7 $75.2 $336.5 $438.8 $617.1 $853.0 $1,149.7 $1,286.1 2015 2016 2017 2018 2019 2020 88.0% 90.4% 93.1% 93.6% 94.4% 94.5% $382.3 $485.4 $662.9 $910.9 $1,218.3 $1,361.3 2015 2016 2017 2018 2019 2020 CAGR: 28.9% Wealth Management Fees Allocation ($ in millions (3) , % of Revenues) 1. Non - GAAP financial measure. See Appendix for reconciliations. 2. Calculated as Adjusted EBITDA divided by revenues. 3. The sum of wealth management fees and other revenues as presented in this chart may not agree to total revenues as presented due to rounding. Strong and Sustained Revenue and Adjusted EBITDA Growth… 5 Revenues ($ in millions) Adjusted EBITDA (1) ($ in millions) Adjusted EBITDA Margin (2) (% o f Revenues) Wealth management fees Other revenues 19.7% 21.2% 21.9% 22.3% 22.1% 23.6% 2015 2016 2017 2018 2019 2020 Margin: +3.9% $75.4 $103.0 $145.2 $203.4 $269.8 $321.8 2015 2016 2017 2018 2019 2020 CAGR: 33.7%

... Drives Strong Bottom-Line Performance Enhanced by a Tax Efficient Structure



Adjusted Net Income Excluding Tax Adjustments(1)
($ in millions)
CAGR: 34.6%
$44.2
$56.6
$70.5
$102.5
$146.7
$195.6
2015
2016
2017
2018
2019
2020



Tax Adjustments(2)
($ in millions)
CAGR: 35.8%
$8.1
$12.0
$16.2
$22.8
$31.9
$37.3
2015
2016
2017
2018
2019
2020



ANI Excluding Tax Adjustments Per Share(1)
CAGR: 31.7%
$0.62
$0.78
$0.98
$1.42
$1.96
$2.46
2015
2016
2017
2018
2019
2020



Tax Adjustments Per Share(1)
CAGR: 33.7%
$0.11
$0.17
$0.23
$0.32
$0.42
$0.47
2015
2016
2017
2018
2019
2020

1. Non-GAAP financial measure. See Appendix for reconciliations as well as comparison to prior disclosure.
2. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for tax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where the Company received a step-up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15-year period. Due to the Company's acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit. The tax benefit from amortization is identified to show the full economic benefit of deductions for acquired intangible assets with the step-up in tax basis.

6

Mergers Substantially Accelerate Our Partner Firms' Revenue Growth

FOCUS FINANCIAL PARTNERS

- Partner firms who grow through mergers in addition to traditional client acquisition strategies have transformed their businesses through accelerated growth.
- Mergers enable efficient access to large pools of client assets, new spheres of influence, distribution channels and exceptional advisor talent.



Revenue CAGR
Since Inception(2)
5.1%
4.2%(1)
13.7%
15.3%(1)
8.9%
13.2%(1)
Firms that have not completed a merger (22 firms)
Firms that have completed at least one merger (37 firms)
Entire portfolio of 59 partner firms
Median Revenue CAGR
Weighted Average Revenue CAGR

59 partner firms[3] represented ~92% of our full year 2020 revenues

1. The weightings are based on the full year 2020 revenues of the respective partner firms.
2. Inception means first full four quarters as a Focus partner firm and reflects activity through all market cycles during that time. The analysis includes the 59 firms since inception (out of the 71 firms) that have been with us for at least 2 years as of December 31, 2020 in order to determine a baseline revenue growth rate. If Focus partner firms merged together, their financials have been combined.
3. The 59 partner firms have been with Focus for a weighted average of ~6 years and a median period of ~5 years.

7

Organic Revenue Trend Demonstrates Strong Partner Firm Revenue Growth and Resilience ▪ Organic growth has been consistently strong, with an average of 13.3% over the last 16 quarters 1. Organic revenue growth represents the period - over - period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by Focus's partner firms, including Connectus , and partner firms that have merged, that for the entire periods presented are included in Focus's consolidated statements of operations for the entire periods presented. Focus believes these growth statistics are us eful in that they present full - period revenue growth of partner firms on a ‘‘same store’’ basis exclusive of the effect of the partial period results of partner fi rms that are acquired during the comparable periods. 8 9.3% 11.9% 14.4% 17.9% 17.6% 16.7% 9.7% 10.7% 7.7% 18.0% 22.4% 25.2% 21.2% (0.3%) 2.4% 7.3% -30% -20% -10% 0% 10% 20% 30% Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Quarterly Organic Revenue Growth (1) Percentage Organic Revenue Growth Quarterly Average: 13.3% Average: 13.3%

Fourth Quarter 2020 Recap 9

Robust Year - Over - Year Financial Performance Despite Pandemic Uncertainties 10 Adjusted Net Income Excluding Tax Adjustments (1) ($ in millions) 1. Non - GAAP financial measure. See Appendix for reconciliations. Revenues ($ in millions) Adjusted EBITDA (1) ($ in millions) ANI Excluding Tax Adjustments Per Share (1) Tax Adjustments (1) ($ in millions) Tax Adjustments Per Share (1) $340.2 $379.7 Q4 2019 Q4 2020 11.6% $83.0 $90.7 Q4 2019 Q4 2020 9.3% $47.2 $57.0 Q4 2019 Q4 2020 20.7% $8.8 $9.9 Q4 2019 Q4 2020 12.5% $0.63 $0.72 Q4 2019 Q4 2020 14.3% $0.12 $0.12 Q4 2019 Q4 2020 0.0%

Q4 2020 Financial Snapshot

FOCUS® FINANCIAL PARTNERS

Revenues

- **Revenues:** $379.7 million, +11.6% year-over-year growth
- **Organic revenue growth rate:**[1] +7.3% year-over-year growth
- **Revenue attributable to new partner firm closings:** $11.2 million*, inclusive of $5.2 million non-recurring revenue contribution

** Relates to the closing of 5 partner firms in Q4 20. Full quarter recurring revenue contribution estimated to be $12.3 million.*

Adjusted EBITDA

- **Adjusted EBITDA:**[2] $90.7 million, +9.3% year-over-year growth
- **Adjusted EBITDA margin:**[3] 23.9%
- **Adjusted EBITDA attributable to new partner firm closings:** $2.0 million*
- **Acquired Base Earnings:**[4] $17.9 million

** Relates to the 5 partner firms closed in Q4 20. Full quarter Adjusted EBITDA contribution estimated to be ~$4.7 million.*

Net Income and Per Share Amounts

- **GAAP Net Income:** $7.7 million, compared to net loss of $12.7 million in Q4 2019
- **GAAP basic and diluted net income per share attributable to common shareholders:** $0.07 and $0.07
- **Adjusted Net Income Excluding Tax Adjustments:**[2] $57.0 million, +20.7% year-over-year growth
- **Tax Adjustments:**[5] $9.9 million, +12.5% year-over-year growth
- **Adjusted Net Income Excluding Tax Adjustments Per Share:**[2] $0.72, +14.3% year-over-year growth
- **Tax Adjustments Per Share:**[2] $0.12, flat year-over-year

Net Leverage & Cash Flow

- **Q4 Net Leverage Ratio:**[6] 3.89x
- **Net cash provided by operating activities:** $211.4 million (LTM Q4 2020), +8.5% year-over-year
- **Cash Flow Available for Capital Allocation:**[2] $200.5 million (LTM Q4 2020), +22.6% year-over-year
- **Unamortized Gross Tax Shield** at December 31, 2020 of $1.7+ billion

1. Organic revenue growth represents the period-over-period growth in revenues related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms, including Connectus, and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.
2. Non-GAAP financial measure. See Appendix for reconciliations.
3. Calculated as Adjusted EBITDA divided by revenues.
4. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our retained cumulative preferred position in Base Earnings. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters.
5. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for tax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where the Company received a step-up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15-year period. Due to the Company's acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit. The tax benefit from amortization is identified to show the full economic benefit of deductions for acquired intangible assets with the step-up in tax basis.
6. Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility).

11

We Have Multiple Sources of Revenue Diversification

Q4 2020 Revenues by Source


$19.1m,
5.0%
$360.6m,
95.0%
Wealth Management Fees
Other

- Holistic wealth management fees tied to team-based service model
- Not a commission or interest revenue based model

Q4 2020 Revenues by Region


$21.5m,
5.7%
$358.2m,
94.3%
Domestic
International

- International sources provide some revenue diversification
- 7 partner firms across Australia, Canada, and the UK, together with partner firm Connectus, are platforms for growth

Q4 2020 Revenues Correlated to Markets

Revenues Correlated to Markets


$95.9m,
25.3%
$283.8m,
74.7%
Correlated to Markets
Not Correlated to Markets

- Non-correlated revenues typically include fixed fees for investment advice, tax fees and family office type services
- Diversification reduces market risk to revenue stream

Billing Structure of Market-Correlated Revenues


$104.8m,
36.9%
$179.0m,
63.1%
Advance
Arrears

- Advance billing structure used by majority of partner firms gives visibility into subsequent quarter
- High diversification of billing practices across 71 partner firms is an embedded revenue hedge

12

Q4 Performance Again Reflected the Strength and Resiliency of Our Business

FOCUS FINANCIAL PARTNERS

Q4 2020 results exceeded our expectations…

- Q4 revenues of $379.7 million, 10% above the top of the $335 - $345 million Q4 outlook.
- Adjusted EBITDA margin(1) was 23.9%, compared to 23.5% Q4 outlook.
- Net Leverage Ratio(2) of 3.89x as of December 31, 2020 and re-affirming our 3.5x to 4.5x target Net Leverage Ratio range.
- Cash Flow Available for Capital Allocation(3) of $200.5 million (LTM Q4 2020), up 22.6% year-over-year.

…Supported by Excellent M&A Momentum…

- Closed 5 new partner firms and 10 mergers in Q4 2020.
- Expanded partner firm Connectus globally through 4 mergers, 1 in the U.S. and 3 in Australia.

…And the Expansion of Our Partner Firm Connectus

- Addresses an important strategic need in the independent wealth management market and complements our existing value proposition.
- Enables founders and teams to continue managing their client relationships and boutique cultures while gaining the operational efficiencies of shared services.
- Will continue to expand globally and could become one of our largest partner firms.

1. Calculated as Adjusted EBITDA divided by revenues.
2. Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility).
3. Non-GAAP financial measure. See appendix for reconciliations.

13

Full Year 2020 Recap 14

Robust Year - Over - Year Financial Performance Despite Pandemic Uncertainties 15 Adjusted Net Income Excluding Tax Adjustments (1) ($ in millions) 1. Non - GAAP financial measure. See Appendix for reconciliations. Revenues ($ in millions) Adjusted EBITDA (1) ($ in millions) ANI Excluding Tax Adjustments Per Share (1) Tax Adjustments (1) ($ in millions) Tax Adjustments Per Share (1) $1,218.3 $1,361.3 FY 2019 FY 2020 11.7% $269.8 $321.8 FY 2019 FY 2020 19.2% $146.7 $195.6 FY 2019 FY 2020 33.3% $31.9 $37.3 FY 2019 FY 2020 16.9% $1.96 $2.46 FY 2019 FY 2020 25.5% $0.42 $0.47 FY 2019 FY 2020 11.9%

Full Year 2020 Financial Snapshot

FOCUS FINANCIAL PARTNERS

Revenues	▪ **Revenues:** $1.36 billion, +11.7% year-over-year growth ▪ **Organic revenue growth rate:**(1) +7.0% year-over-year growth ▪ **Fee-based and recurring revenues:** 95%+ ▪ **Revenue attributable to 7 partner firm closings :** ~$22 million, inclusive of $5.2 million non-recurring revenue contribution
Adjusted EBITDA	▪ **Adjusted EBITDA:**(2) $321.8 million, +19.2% year-over-year growth ▪ **Adjusted EBITDA margin:**(3) 23.6% ▪ **Acquired Base Earnings:**(4) $22.1 million
Net Income and Per Share Amounts	▪ **GAAP Net Income:** $49.0 million, compared to net loss of $12.0 million in 2019 ▪ **GAAP basic and diluted net income per share attributable to common shareholders:** $0.58 and $0.57 ▪ **Adjusted Net Income Excluding Tax Adjustments:**(2) $195.6 million, +33.3% year-over-year growth ▪ **Tax Adjustments:**(5) $37.3 million, +16.9% year-over-year growth ▪ **Adjusted Net Income Excluding Tax Adjustments Per Share:**(2) $2.46, +25.5% year-over-year growth ▪ **Tax Adjustments Per Share:**(2) $0.47, +11.9% year-over-year growth

1. Organic revenue growth represents the period-over-period growth in revenues related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms, including Connectus, and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.
2. Non-GAAP financial measure. See Appendix for reconciliations.
3. Calculated as Adjusted EBITDA divided by revenues.
4. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our retained cumulative preferred position in Base Earnings. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters.
5. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for tax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where the Company received a step-up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15-year period. Due to the Company's acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit. The tax benefit from amortization is identified to show the full economic benefit of deductions for acquired intangible assets with the step-up in tax basis.

16

Record Financial and Operating Performance in an Unprecedented Year 17 Our business delivered excellent results for shareholders in 2020… ▪ Strong growth and margin expansion, combined with substantial cash flow generation on a full - year basis. ▪ Revenues of nearly $1.4 billion, the highest in our history. ▪ Adjusted EBITDA margin (1) of 23.6%, 1.5 percentage points higher year - over - year. ▪ Adjusted Net Income Excluding Tax Adjustments Per Share of $2.46, up 25.5% versus 2019. ▪ Substantial growth in Cash Flow Available for Capital Allocation (2) , increasing 22.6% year - over - over to $200.5 million. ▪ Tax efficient acquisition structure continued to generate substantial value by enhancing cash flows. …We completed one of our strongest years ever for M&A volume… ▪ Closed 7 new partner firms and 18 mergers, totaling 25 transactions. ▪ Expanded our presence in key wealth markets across the U.S. and internationally. ▪ Extended our track record of acquiring excellent firms that are value accretive. ▪ Increased our Term Loan Facility by $500 million in January 2021 in a heavily oversubscribed transaction. ▪ Entering 2021 with ~$1 billion in fire power for future acquisitions. …And remained at the forefront of the industry in providing innovative business and client solutions ▪ Initiatives in business development, technology enhancement, operations, and vendor pricing optimization. ▪ Continued to grow Focus Client Solutions, our cash/credit offering. 1. Calculated as Adjusted EBITDA divided by revenues. 2. Non - GAAP financial measure. See appendix for reconciliations.

Our 2021 and 2025 Growth Targets 18 We are operating at an industry - leading scale and have substantial momentum in 2021… ▪ At current market levels we believe these dynamics support: ▪ 20+% annual growth in revenue and Adjusted Net Income Excluding Tax Adjustments Per Share. ▪ Returning to double - digit organic revenue growth rate. ▪ Expect full year 2021 Adjusted EBITDA margin (1) to be 24+% ▪ Maintaining our Net Leverage Ratio (2) target range at 3.5x to 4.5x. … And reaffirming our strategic vision for the growth and scale that we believe Focus can achieve by 2025 ▪ Revenues of approximately $3.5 billion. ▪ Approximately 100 partner firms. ▪ Plan to revisit, and potentially increase, our 24% Adjusted EBITDA margin (1) target as the pandemic subsides. 1. Non - GAAP financial measure. The Company is not providing a quantitative reconciliation of its forward - looking estimate of Adjust ed EBITDA or Adjusted EBITDA margin to its most directly comparable GAAP financial measure because such GAAP measure, which is not included in the Company’s outlook, is difficult to rel iably predict or estimate without unreasonable effort due to its dependency on future uncertainties such as the items noted under the heading “Special Note Regarding Forward - Looking Statements. ” In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors. 2. Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amount s o utstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpai d d rawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility).

Excellent M&A Volume in 2020, Continuing a Trend of Industry Leadership 19 2020 Highlights ▪ Expanded partner firm portfolio to 71 firms ▪ Closed 25 transactions despite the slow 1H20 due to the pandemic ▪ Added Acquired Base Earnings (1) of $ 22.1 million 3 4 7 6 10 8 6 7 4 12 14 12 15 17 28 18 7 16 21 18 25 25 34 25 2013 2014 2015 2016 2017 2018 2019 2020 New Partner Firms Mergers 70+ Partner Firms 200+ M&A Transactions Since 2006 4,000+ Partners and Employees 1. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EB PC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal t o o ur retained cumulative preferred position in Base Earnings. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Ba se Earnings may change in future periods for various business or contractual matters.

Added High-Quality New Partner Firms and Mergers in the U.S. and Internationally

FOCUS FINANCIAL PARTNERS

Quarter	Type	Firm Name	Acquiring Partner Firm	Closing Date	Primary Office Location
Q4 2020	Partner Firm Acquisitions	1. InterOcean		10/1/2020	Chicago, IL
		2. Seasons Of Advice		11/1/2020	New York, NY
		3. Fairway Wealth Management		12/1/2020	Independence, OH
		4. CornerStone Partners		12/1/2020	Charlottesville, VA
		5. Kavar Capital Partners		12/31/2020	Leawood, KS
	Mergers	1. GreenCourse	Buckingham Strategic Wealth	10/1/2020	Chesterfield, MO
		2. Baldwin & Associates	Buckingham Strategic Wealth	10/1/2020	Indian Harbour Beach, FL
		3. Howard Capital Management	NKSFB	12/1/2020	Los Angeles, CA
		4. Confluence Wealth Management	Buckingham Strategic Wealth	12/1/2020	Portland, OR
		5. Oak Asset Management	Vestor Capital	12/1/2020	Oak Brook, IL
		6. Brady & Associates	Connectus	12/1/2020	Sydney, Australia
		7. Link Financial Services	Connectus	12/1/2020	Melbourne, Australia
		8. Westwood	Connectus	12/1/2020	Brisbane, Australia
		9. Brede	GW & Wade	12/28/2020	Boston, MA
		10. Horan Capital Management	Connectus	12/31/2020	Hunt Valley, MD
Q3 2020	Mergers	1. CRM Management	NKSFB	7/1/2020	New York, NY
		2. McAdams	LaFleur & Godfrey	9/1/2020	Grand Rapids, MI
		3. Stellar Capital Management	HoyleCohen	9/1/2020	Phoenix, AZ
Q2 2020	Partner Firm Acquisitions	1. MEDIQ Financial Services		5/1/2020	Melbourne, Australia
	Mergers	1. RNP Advisory Services	Buckingham Strategic Wealth	6/1/2020	Morgan Hill, CA
Q1 2020	Partner Firm Acquisitions	1. Nexus Investment Management		2/1/2020	Toronto, Canada
	Mergers	1. Alliance Benefit Group Of Michigan	Sentinel Benefits & Financial Group	1/1/2020	Bingham Farms, MI
		2. Berg	Kovitz Investment Group	1/1/2020	Chicago, IL
		3. Decker Wealth Management	Quadrant Private Wealth Management	2/21/2020	Sarasota, FL
		4. Nova Wealth Management Group	Buckingham Strategic Wealth	3/1/2020	Atlanta, GA

20

The M&A Opportunity Remains Substantial Over the Next 5 - 10 Years 21 US Opportunity (1) International Opportunity ~25,000 Advisors Manage (6) ~A$750bn of Client Assets (6) ~100,000 Advisors Manage (2) ~C$2.2tn of Client Assets (3) 461 1,546 4,838 529 15,895 35,974 1,811 5,710 17,864 Assets ($ Bn) No. of Practices Advisors Advisor Retirements Breakaway Advisors Growth - Challenged RIAs 2,801 23,151 58,676 ~27,000 Advisors Manage (4) ~ £ 950bn of Client Assets (5) 1. Envestnet State of the RIA Market (January 2021). Source: Cerulli U.S. RIA Marketplace 2020. 2. Advocis : The Financial Advisors Association of Canada. 3. Canadian Investment Funds Industry: Recent Developments and Outlook (2019). Includes private wealth, full - service brokerage and financial advisor assets. 4. IBIS World Report on UK Financial Advice, July 2020. 5. PIMFA, January 2021. 6. 2019 Australian Financial Advice Landscape.

Our Business Model Has Multiple Elements Which Contribute to its Strength and Resiliency ~95%+ (1) of Revenues are Fee - Based and Recurring with No Interest Income Dependency Preference Creates Downside Earnings Protection 26% (1) of Revenues Not Correlated to the Markets Client Portfolios are Balanced and Allocated Across Asset Classes UHNW - HNW Client Base is Sticky ~70 Partner Firms Have Their Own Investment Philosophies Management Fees are Tied to Partner Firm Profitability Highly Variable and Cap - Ex Light Cost Structure 22 1. For the year ended December 31, 2020

We are Well Positioned for Strong Growth Over the Long Term Due t o Our… 23 Industry - Leading Scale Leading Partnership of 70+ Independent Fiduciary Firms 16 - Year Track Record High Growth, Resilient Business Model Strong Financial Fundamentals Ample Growth Capital 1 6 2 5 3 4

24 First Quarter 2021 Outlook

Q1 2021 Outlook

FOCUS FINANCIAL PARTNERS

Revenues	▪ Estimated revenues of ~$375 to $385 million ▪ Estimated Q1 organic revenue growth of ~7 to 10%[1] ▪ No significant revenue expected from new partner firm closing in late Q1
Adjusted EBITDA	▪ Estimated Adjusted EBITDA[2] margin[3] of approximately ~24.5% ▪ No significant Adjusted EBITDA[2] attributable to new partner firm closing in late Q1 ▪ Estimated incremental ~$2.7 million in Q1 Adjusted EBITDA[2] due to Q4 2020 mid period partner firm closings
Tax Adjustments	▪ Next twelve months Tax Adjustments[5] of ~$41.7 million
Net Leverage and Cash Flow	▪ Q1 2021 Net Leverage Ratio[6] ~3.75-4.00x, based on the signed and unclosed transactions Q1 to date ▪ Estimated cash earnout payments in Q1 2021 of ~$10 million ▪ Tax receivable agreement payments of ~$4.1 million

1. Organic revenue growth represents the period-over-period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms, including Connectus, and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.
2. Non-GAAP financial measure. The Company is not providing a quantitative reconciliation of its forward-looking estimate of Adjusted EBITDA or Adjusted EBITDA margin to its most directly comparable GAAP financial measure because such GAAP measure, which is not included in the Company's outlook, is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties such as the items noted under the heading "Special Note Regarding Forward-Looking Statements." In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors.
3. Calculated as Adjusted EBITDA divided by revenues.
4. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our retained cumulative preferred position in Base Earnings. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters.
5. See note 5 on page 11 for additional information regarding Tax Adjustments. Based on a 27.0% tax rate.
6. Net Leverage Ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility), and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility).

25

Connectus 26

Connectus Addresses an Important Strategic Need in the Market 27 Why Connectus ? Benefits to Other Focus Partner Firms How Connectus Works A CONSORTIUM OF FIDUCIARY ADVICE FIRMS Innovative Technology & Tools Designed to enhance the advisor and client experience, generating efficiency and better outcomes Centralized Capabilities and Expanded Services Centralized administration creates operating leverage and enables advisors to focus more on client service & growth OUR RESPONSE TO AN EVOLUTION IN PREFERENCES Advisor Priorities: ▪ Retain their firm identity and culture ▪ Focus on clients without managing the day - to - day ▪ Enhanced technology stack and digital capabilities ▪ Growth resources Connectus Provides: Dedicated leadership Back/middle office and administrative support Integrated and customized technology platform Robust marketing & business development programs DESIGNED TO BENEFIT OTHER FOCUS PARTNERS Investment Capabilities Access to research, analytics and a broad suite of strategies Integrated TechOps Stack with Beneficial Pricing Opportunity to adopt best in class tech stack at better pricing New Marketing Programs & Tools Connectus acts as Focus’ “test kitchen” for new growth programs Future Resource Enhancements and Synergies Talent Management, Financial Reporting & Client Solutions Fiduciary Advice Supported by Shared Resources Brings together like - minded fiduciary advice firms with complementary capabilities and shared resources

Leverage 28

On January 25 th 2021, Focus increased its First Lien Term Loan by $500 million at Attractive Interest Rates ▪ The transaction was heavily oversubscribed ▪ Proceeds were used to repay amounts outstanding under our Revolver to reset dry powder in anticipation of strong M&A momentum in 2021 ▪ The transaction was net leverage neutral (1) Term Loan Expansion In Anticipation Of Strong M&A Momentum In 2021 29 1. Excluding the $3.3 million of transaction fees and OID. $650 million Revolver Facility Ample Liquidity ▪ ~$1 billion in fire power for future acquisitions. ▪ High and increasing Cash Flow Available for Capital Allocation enables us to limit our use of debt for acquisitions. $ in millions 12/31/2020 January Transaction Pro Forma for the Transaction First Lien Term Loan 1,127.6 500.0 1,627.6 Revolver 380.0 (380.0) - Cash Balance 65.9 116.7 182.6

Strong Credit and Liquidity Profile (1) Creates an Important Margin of Safety Low debt cost ~2.4% weighted average interest rate on funded borrowings Limited duration risk ~3.5 years remaining to maturity for Term Loan (July 2024) ~2.5 years remaining to maturity for Revolver (July 2023) Interest rates Beneficiary of favorable rate environment 95%+ fee - based and recurring revenues, variable management fees and earnings preference protect cash flows Downside protection 30 1. As of December 31, 2020

Earnings Preference Provides Strong Downside Earnings Protection

FOCUS FINANCIAL PARTNERS

- Reflects one-quarter impact to revenues and Covenant EBITDA[1][2]
- Assumes all other revenues sources and expenses remain unchanged except for management fees
- In the event of a multi-quarter downturn
  - Partner firms would further reduce their cost structure
  - M&A activity would moderate
  - Cash flow would be available for debt repayment
- Significant headroom on covenant
  - Q4 Covenant EBITDA-LTM[2] would need to drop to $230.7 million, or decline by 37.7%, to reach 6.25x net leverage ratio covenant

Sensitivity Analysis (Illustrative Only)

Equity market decline		**(20)%**	**(40)%**
Assumed Client Portfolio Allocation to Equities		50%	50%
Decline in market-correlated revenues[1]		**(10)%**	**(20)%**
($ in millions)	**Reported**		
Q4'20 Market-Correlated Revenues	$ 283.8	$ 255.4	$ 227.0
Q4'20 Non-Correlated Revenues	$ 95.9	$ 95.9	$ 95.9
Total Revenue - Q4	$ 379.7	$ 351.3	$ 322.9
Covenant EBITDA[2] - LTM	$ 370.5	$ 358.0	$ 346.7
Net Debt[3]	$ 1,442.0	$ 1,442.0	$ 1,442.0
Net Leverage Ratio[2]	3.89x	4.03x	4.16x
Change from Q4 Reported		0.14x	0.27x

Cumulative Acquired Base Earnings[4] Q1 2018 to Q4 2020



$3m
$27m
$38m
$38m
$50m
$56m
$73m
$73m
$76m
$77m
$77m
$95m
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020

1. The analysis depicts the impact on our Net Leverage Ratio (as defined in the Credit Facility) resulting from a hypothetical change in Q4 market correlated revenues only. All other revenues/expenses were kept constant except management fees, which are tied to the profitability of our partner firms.
2. Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility), and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility), which in the above table is referred to as "Covenant EBITDA."
3. Net Debt represents amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents.
4. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our retained cumulative preferred position in Base Earnings. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters.

31

Cash Flows 32

Sustained Strong Growth in Cash Flow

FOCUS FINANCIAL PARTNERS

Cash Flows


($ in millions)
As % of Adjusted EBITDA(1)
61%
62%
+9%
+23%
$194.8
$211.4
$163.5
$200.5
Net cash provided by operating activities
Cash Flow Available for Capital Allocation (1)
Q4 2019 LTM
Q4 2020 LTM

Q1 2021 Capital Allocation Priorities

- Strategic M&A to continue capitalizing on industry consolidation
- Fund earnout payments

Q1 2021 Primary Uses, Excluding Future M&A Activities

- Q1 2021 estimated cash earnouts of ~$10 million[2]
- There have been no historical tax receivable agreements ("TRA") payments
  - ~$4.1 million of TRA payments in Q1 2021
  - TRA liability will be paid out over 15+ years, subject to utilization of tax deductions
- Q1 2021 required term loan amortization of ~$4.2 million ($16.7 million per year)
- Based on the terms of the Credit Facility, no excess cash flow payments required in 2021

1. Non-GAAP financial measure. See Appendix for reconciliations.
2. Based on certain assumptions that could change materially.

33

Over $1.7 Billion Tax Shield Created by Tax Efficient Transaction Structure 34 $155 $151 $145 $1,295 2021 2022 2023 2024 & Thereafter Gross Unamortized Intangible Tax Asset Shield (1) ($ in millions) 1. As of December 31, 2020. Assumes sufficient future taxable income. 2. 15 year life required under Internal Revenue Code Section 197. ▪ Focus generally acquires intangible assets ▪ Wealth management firms typically have limited tangible assets ▪ Focus purchases customer lists + management contracts + goodwill ▪ Consideration is typically paid in cash ▪ Each incremental M&A transaction creates an additional tax shield which generates substantial value for shareholders and enhances our cash flows ▪ Each tax shield is amortized over 15 years (2) ▪ As of December 31, 2020, $1.7+bn estimated gross tax shield to be utilized over next 14+ years, resulting in over $450m benefit based on 27% income tax rate ▪ Example: Purchase Price $15 million Tax Shield Created $15 million (assumes no tangible assets) $1 million annually (for 15 years) Annual Tax Deduction $270,000 annually (for 15 years) Annual Benefit for Shareholders

Appendix 35

Net Income (Loss) to Adjusted EBITDA Reconciliation

FOCUS FINANCIAL PARTNERS

($ in thousands)	2015	2016	2017	2018	2019	2020	Three months ended December 31, 2019	Three months ended December 31, 2020
Net income (loss)	$ 9,321	$ 15,722	$ (48,359)	$ (41,087)	$ (12,025)	$ 48,965	$ (12,691)	$ 7,674
Interest income	(90)	(88)	(222)	(1,266)	(1,164)	(453)	(337)	(41)
Interest expense	9,977	21,327	41,861	56,448	58,291	41,658	15,156	9,112
Income tax expense (benefit)	649	981	(1,501)	9,450	7,049	20,660	10,750	4,148
Amortization of debt financing costs	1,770	2,482	4,084	3,498	3,452	2,909	969	709
Intangible amortization	35,421	50,942	64,367	90,381	130,718	147,783	35,858	39,024
Depreciation and other amortization	5,327	5,680	6,686	8,370	10,675	12,451	3,140	3,320
Non-cash equity compensation expense	13,537	8,520	34,879	44,468	18,329	22,285	4,954	6,697
Non-cash changes in fair value of estimated contingent consideration	(160)	(1,143)	22,294	6,638	38,797	19,197	13,101	19,818
Gain on sale of investment	–	–	–	(5,509)	–	–	–	–
Loss on extinguishment of borrowings	–	–	8,106	21,071	–	6,094	–	–
Other expense (income), net	(310)	(1,385)	3,191	2,350	1,049	214	354	239
Impairment of equity method investment	–	–	–	–	11,749	–	11,749	–
Management contract buyout	–	–	–	–	1,428	–	–	–
Delayed offering cost expense	–	–	9,840	–	–	–	–	–
Other one-time transaction expenses (1)	–	–	–	8,590	1,486	–	–	–
Adjusted EBITDA	$ 75,442	$ 103,038	$ 145,226	$ 203,402	$ 269,834	$ 321,763	$ 83,003	$ 90,700

1. Represents one-time expenses primarily related to an acquisition and our IPO and Reorganization Transactions. Refer to our 10-Q and 10-K filings for additional details.

36

Net Income (Loss) to Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share Reconciliation * Refer to the following pages for footnotes 37 2015 2016 2017 2018 2019 2020 December 31, 2019 December 31, 2020 ($ in thousands, except share and per share data) Net income (loss) 9,321$ 15,722$ (48,359)$ (41,087)$ (12,025)$ 48,965$ (12,691)$ 7,674$ Income tax expense (benefit) 649 981 (1,501) 9,450 7,049 20,660 10,750 4,148 Amortization of debt financing costs 1,770 2,482 4,084 3,498 3,452 2,909 969 709 Intangible amortization 35,421 50,942 64,367 90,381 130,718 147,783 35,858 39,024 Non-cash equity compensation expense 13,537 8,520 34,879 44,468 18,329 22,285 4,954 6,697 Non-cash changes in fair value of estimated contingent consideration (160) (1,143) 22,294 6,638 38,797 19,197 13,101 19,818 Gain on sale of investment — — — (5,509) — — — — Loss on extinguishment of borrowings — — 8,106 21,071 — 6,094 — — Impairment of equity method investment — — — — 11,749 — 11,749 — Delayed offering cost expense — — 9,840 — — — — — Management contract buyout — — — — 1,428 — — — Other one-time transaction expenses (1) — — 2,843 11,529 1,486 — — — Subtotal 60,538 77,504 96,553 140,439 200,983 267,893 64,690 78,070 Pro forma income tax (27%) (2) (16,345) (20,926) (26,069) (37,919) (54,265) (72,331) (17,466) (21,079) Adjusted Net Income Excluding Tax Adjustments 44,193$ 56,578$ 70,484$ 102,520$ 146,718$ 195,562$ 47,224$ 56,991$ Tax Adjustments (3) 8,080$ 11,991$ 16,217$ 22,828$ 31,860$ 37,254$ 8,760$ 9,856$ Adjusted Net Income Excluding Tax Adjustments Per Share 0.62$ 0.78$ 0.98$ 1.42$ 1.96$ 2.46$ 0.63$ 0.72$ Tax Adjustments Per Share (3) 0.11$ 0.17$ 0.23$ 0.32$ 0.42$ 0.47$ 0.12$ 0.12$ Adjusted Shares Outstanding (4) 71,843,916 71,843,916 71,843,916 71,960,540 75,039,357 79,397,568 75,072,782 79,584,887 Calculation of Adjusted Shares Outstanding: Weighted average shares of Class A common stock outstanding—basic (5) — — — 43,122,782 46,792,389 48,678,584 47,203,578 50,723,913 Adjustments: Shares of Class A common stock issued in connection with the IPO and Reorganization Transactions (6) 42,529,651 42,529,651 42,529,651 — — — — — Weighted average incremental shares of Class A common stock related to stock options, unvested Class A common stock and restricted stock units (7) — — — 102,549 20,428 118,029 34,391 327,568 Weighted average Focus LLC common units outstanding (8) 22,499,665 22,499,665 22,499,665 22,630,668 22,424,378 21,461,080 22,158,584 20,814,064 Weighted average Focus LLC restricted common units outstanding (9) — — — — — 5,005 — 19,912 Weighted average common unit equivalent of Focus LLC incentive units outstanding (10) 6,814,600 6,814,600 6,814,600 6,104,541 5,802,162 9,134,870 5,676,229 7,699,430 Adjusted Shares Outstanding 71,843,916 71,843,916 71,843,916 71,960,540 75,039,357 79,397,568 75,072,782 79,584,887 Three months ended

* These footnotes refer to the tables on the previous pages. 1. Represents one - time expenses primarily related to an acquisition and our IPO and Reorganization Transactions. Refer to our 10 - Q and 10 - K filings for additional details. 2. The pro forma income tax rate of 27% reflects the estimated U.S. Federal, state, local and foreign income tax rates applicabl e t o corporations in the jurisdictions we conduct business. 3. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for t ax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where we received a step - up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15 - year period. Due to our acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit. The tax benefit from amortization is included to show the full economic benefit of deductions for acquired intangible assets with the step - up in tax basis. As of December 31, 2020, estimated Tax Adjustments from intangible asset related income tax benefits from closed acquisitions based on a pro forma 27% income tax rate for the next 12 months is $41.7 million. 4. For periods ended prior to the closing of the IPO and the consummation of the Reorganization Transactions on July 30, 2018, the Adjusted Shares Outstanding are deemed to be outstanding for comparative purposes only. 5. Represents our GAAP weighted average Class A common stock outstanding – basic. 6. The issuance of Class A common stock that occurred upon closing of the IPO and the consummation of the Reorganization Transactions on July 30, 2018 is assumed to have occurred as of January 1, 2015 for comparative purposes. 7. Represents the incremental shares related to stock options, unvested Class A common stock and restricted stock units as calculated under the treasury stock method. 8. Assumes that 100% of the Focus LLC common units were exchanged for Class A common stock. 9. Assumes that 100% of the Focus LLC restricted common units were exchanged for Class A common stock. 10. Assumes that 100% of the vested and unvested Focus LLC incentive units were converted into Focus LLC common units based on the closing price of our Class A common stock at the end of the respective period and such Focus LLC common units were exchanged for Class A common stock. For the periods ending prior to July 30, 2018, the conversion to Focus LLC common units was based on the $33.00 IPO price. 38 Net Income (Loss) to Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share Reconciliation

Reconciliation of Cash Flow Available for Capital Allocation

FOCUS FINANCIAL PARTNERS

	Three months ended								Trailing 4-Quarters ended	
($ in thousands)	March 31, 2019	June 30, 2019	Sept. 30, 2019	Dec. 31, 2019	March 31, 2020 (3)	June 30, 2020	Sept. 30, 2020	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2020
Net cash provided by operating activities	$ 15,913	$ 39,305	$ 74,702	$ 64,854	$ 3,382	$ 60,996	$ 74,089	$ 72,894	$ 194,774	$ 211,361
Purchase of fixed assets	(1,875)	(8,185)	(10,698)	(4,714)	(3,188)	(2,759)	(6,744)	(6,658)	(25,472)	(19,349)
Distributions for unitholders	(596)	(11,138)	(3,491)	(5,416)	(4,567)	(3,076)	(8,122)	(6,692)	(20,641)	(22,457)
Payments under tax receivable agreements	—	—	—	—	—	—	—	—	—	—
Adjusted Free Cash Flow	$ 13,442	$ 19,982	$ 60,513	$ 54,724	$ (4,373)	$ 55,161	$ 59,223	$ 59,544	$ 148,661	$ 169,555
Portion of contingent consideration paid included in operating activities (1)	9,170	4,012	825	815	8,344	16,369	3,806	2,394	14,822	30,913
Cash Flow Available for Capital Allocation (2)	$ 22,612	$ 23,994	$ 61,338	$ 55,539	$ 3,971	$ 71,530	$ 63,029	$ 61,938	$ 163,483	$ 200,468

1. A portion of contingent consideration paid is classified as operating cash outflows in accordance with GAAP, and therefore is a reconciling item to arrive at Cash Flow Available for Capital Allocation.
2. Cash Flow Available for Capital Allocation excludes all contingent consideration that was included in either operating, investing or financing activities of our consolidated statements of cash flows.
3. Net cash provided by operating activities for the three months ended March 31, 2020 includes a $41.8m cash outflow related to due to affiliates (i.e. management fees). 2019 related management fees were paid in Q1 2020 post the issuance of our annual audit included in our Form 10-K.

39